As filed with the Securities and Exchange Commission
                         on July 3, 1996
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549
        ________________________________________________
                            FORM S-8
                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933
        ________________________________________________
                        DRAVO CORPORATION
         Pennsylvania                       24-0447860
   (State or jurisdiction of             (I.R.S. Employer
Incorporation or organization)         Identification No.)

                      3600 One Oliver Plaza
                 Pittsburgh Pennsylvania  15222
            (Address of principal executive offices)
           ___________________________________________
                        DRAVO CORPORATION
                     MONEY ACCUMULATION PLAN
                    (Full title of the plan)
           ___________________________________________
                        James  J. Puhala
         Vice President , General Counsel and Secretary
                        Dravo Corporation
                      3600 One Oliver Plaza
                 Pittsburgh Pennsylvania  15222
             (Name and address of agent for service)
                          412-566-3000
             (Telephone number of agent for service)
                  Copies of communications to:
                    James J. Barnes, Esquire
           Buchanan Ingersoll Professional Corporation
                        One Oxford Centre
                  301 Grant Street, 20th Floor
                    Pittsburgh, PA 15219-1410
                          412-562-1415
           ___________________________________________
                 CALCULATION OF REGISTRATION FEE
Title of            Amount      Proposed  Proposed     Amount of
Securities To Be    to Be       Maximum   Maximum      Registration
Registered          Registered  Offering  Aggregate    Fee (2)
                    (1)         Price     Offering
                                Per       Price (2)
                                Share
Common Stock (par   100,000     $14.625  $1,462,500    $504.31
value $.01 per
share)

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h). Such price, which is the average of the high and low sales prices for the Common Stock on the New York Stock Exchange, as reported in The Wall Street Journal, Midwest Edition, on July 1, 1996, has been determined in accordance with Rule 457(c).
                             PART II
       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     This Registration Statement relates to the Dravo Corporation
Money Accumulation Plan (the "Plan").  Dravo Corporation (the
"Corporation" or the "Registrant") is incorporated in the Commonwealth of Pennsylvania.

Item 3.   Incorporation of Documents by Reference

     The Corporation hereby incorporates by reference into this Registration Statement the documents listed in (a) through (d) below. The Corporation also incorporates by reference, from the date of filing of such documents, all documents subsequently filed by it pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Securities Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold:

     (a) The Corporation's Annual report on Form 10-K filed for the fiscal year ended December 31, 1995.

     (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the end of the fiscal year covered by the annual report referred to in (a) above; and

     (c) The description of the Common Stock of the Corporation contained in the Corporation's registration statement filed under
Section 12 of the Securities Exchange Act, including any amendment or report filed for the purpose of updating such description.

     (d) Dravo Corporation Money Accumulation Plan Annual Report on Form 11-K for the fiscal year ended December 31, 1995.


Item 4.   Description of Securities

     Not Applicable.

Item 5.   Interests of Named Experts and Counsel

     Not Applicable

Item 6.   Indemnification of Directors and Officers

     Pennsylvania statutory law regarding directors and officers insurance and indemnification is embodied in Subchapter D (Sections 1741 through 1750) of the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"). Section 1741 (relating to third party actions) and 1742 (relating to derivative actions) of the BCL provide that, unless otherwise restricted by its bylaws, a business corporation shall have the power to indemnify any person who is made a party to a third-party or derivative action, respectively, by reason that such person is or was a representative of the corporation. The BCL defines representative to mean a director, officer, employee or agent thereof (a "Representative"). The sections further state that the corporation is authorized to indemnify the Representative against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action. However, the Representative must have acted in good faith and with a reasonable belief that his or her actions were in the best interests, or not opposed to the best interests, of the corporation; and with respect to any criminal proceeding, the Representative must have had no reasonable cause to believe his or her conduct was unlawful.

     Section 1743 of the BCL provides mandatory indemnification for a Representative if he or she succeeds on the merits or otherwise in the defense of any claim or action. The corporation must indemnify him or her to the extent of his or her actual and reasonable expenses (including attorney's fees) in connection with the claim or action.

     Section 1746(a) states that the statutory rights of indemnification shall not be deemed exclusive of any other rights to which a person might be entitled under any bylaw, agreement, or otherwise. However, 1746(b) forbids indemnification to be made in any case where the act or failure to act giving rise to the claim is determined by a court to be willful misconduct or recklessness. A corporation may not provide indemnification in the case of willful misconduct or recklessness.

     The BCL, in Section 1747, also authorizes corporations to purchase and maintain insurance on behalf of a Representative, whether or not the corporation would have the power to indemnify him or her. Such insurance is declared to be consistent with Pennsylvania's public policy.

     Article XVII of the Corporation's Bylaws provides as follows:

                          ARTICLE XVII
                         Indemnification

          SECTION 1.  The Corporation shall indemnify
     every person who is or was a party or is threatened to be made a party to or is involved (as a witness or otherwise) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the Corporation or otherwise (hereafter a
     "proceeding"), by reason of the fact that he or she is or was a Director or officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or trustee or employee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, or by reason of any action alleged to have been taken or not taken by him or her while acting in any such capacity, against expenses (including attorneys' fees) and all liability and loss, including judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement (whether with or without court approval), actually and reasonable incurred by him or her in connection with such threatened, pending or completed action, suit or proceeding, except to the extent prohibited by law as the same exists or may hereafter be amended (except in the case of any such amendment which has the effect of narrowing indemnification rights that the Corporation was permitted to provide prior to such amendment);
     provided, however, that except with respect to claims described in Section 2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof), initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Subject to the foregoing indemnification, the right to indemnification conferred in this Section shall include the right to be paid by the Corporation expenses incurred; provided, however, that to the extent required by law, the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amounts if it shall ultimately be determined that he or she is not entitled to be indemnified under this Article or otherwise.

          SECTION 2.  If a claim under Section 1 is not
     paid in full by the Corporation within forty-five
     (45) days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim. The claimant shall also be entitled to be paid the expenses of prosecuting such claim to the extent he or she is successful in whole or in part on the merits or otherwise in establishing his or her right to indemnification or to the advancement of expenses.

          SECTION 3.  The right to indemnification,
     including the right to the advancement of expenses, conferred in this Article shall not be exclusive of any other rights to which a person seeking indemnification or advancement of expenses hereunder may be entitled under any by-law, agreement, vote of shareholders, or directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding that office.

          SECTION 4. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or insure in any manner its indemnification obligations, including its obligation to advance expenses, whether arising under or pursuant to this Article or otherwise.

          SECTION 5.  The Corporation shall have the
     express authority to enter into such agreements as the Board of Directors deem appropriate for the indemnification of, including the advancement of expenses to, present or future Directors, officers and employees of the Corporation in connection with their service to, or status with, the Corporation or any other corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, for whom such person is serving at the request of the Corporation.

          SECTION 6.  The right to indemnification,
     including the right to the advancement of expenses provided herein, shall be a contract right, shall continue as to a person who has ceased to be a director, officer, employee, or to serve in any other of the capacities described herein, and shall inure to the benefit of the heirs, executors and administrators of such person. Notwithstanding any amendment, alteration or repeal of this Article or any of its provisions or the adoption of any provision inconsistent with this Article or any of its provisions, any person who is or was a director, officer or employee or is or was serving at the request of the Corporation as a director, officer, employee, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be entitled to indemnification, including the right to the advancement of expenses, in accordance with the provisions hereof and thereof with respect to any action taken or omitted prior to such amendment, alteration or repeal or the adoption of such inconsistent provision except to the extent such amendment, alteration, repeal or inconsistent provisions provides broader rights with respect to indemnification, including the advancement of expenses, than the Corporation was permitted to provide prior to the amendment, alteration, repeal, or the adoption of such inconsistent provision or to the extent otherwise prescribed by law.

     In addition, the Corporation has entered into agreements with each member of its Board of Directors which contractually require the Corporation to indemnify the Director to the same extent as indemnification is provided under Article XVII of the Bylaws.



Item 7.   Exemption from Registration Claimed

     Not Applicable.

Item 8.   Exhibits

     The following is a list of exhibits filed as part of this Registration Statement, which are incorporated herein:

4.04    Statement with Respect  Statement with Respect to Shares
        to Shares               -- Domestic Business Corporation
                                amending Section 3(a) of the
                                Certificate of Designations,
                                Preferences and Rights of Series
                                D Cumulative Convertible
                                Exchangeable Preference Stock is
                                incorporated by reference to
                                exhibit (4)(ii) of the June 30,
                                1990 Form 10-Q of the
                                Registrant.

4.07    Credit and Note and     Credit and Note and Stock
        Stock Purchase          Purchase Agreement dated as of
        Agreement               September 21, 1988 by and among
                                Dravo Corporation, its wholly-
                                owned subsidiaries, Dravo Lime
                                Company and Dravo Basic
                                Materials Company, Inc. and The
                                Prudential Insurance Company of
                                America and Prudential
                                Interfunding Corp. is
                                incorporated by reference to
                                Exhibit (4)(i) of the September
                                27, 1988 Form 8-K of the
                                Registrant and amendment dated
                                March 13, 1990 to said agreement
                                is incorporated by reference to
                                Exhibit (4)(v) of the
                                December 31, 1989 Form 10-K of
                                the Registrant.

4.08    Registration Agreement  Registration agreement dated as
                                of September 21, 1988 between
                                Dravo Corporation and The
                                Prudential Insurance Company of
                                America, is incorporated by
                                reference to Exhibit (4)(vi) to
                                the September 27, 1988 Form 8-K
                                of the Registrant.

4.09(a) Revolving Line of       Revolving Line of Credit
        Credit Agreement        Agreement with all attendant
                                schedules and exhibits dated as
                                of September 20, 1990, by and
                                among Dravo Corporation, Dravo
                                Lime Company, Dravo Basic
                                Materials Company, Inc., First
                                Alabama Bank, and PNC Bank, N.A.
                                (formerly Pittsburgh National
                                Bank) is incorporated by
                                reference to Exhibit (4)(i) of
                                the September 30, 1990 Form 10-Q
                                of the Registrant.

4.09(b) Amendment to Credit     Amendment to Credit and Note and
        and Note and Stock      Stock Purchase Agreement dated
        Purchase Agreement      as of September 21, 1988 by and
                                among Dravo Corporation, Dravo
                                Lime Company, Dravo Basic
                                Materials Company, Inc., The
                                Prudential Insurance Company of
                                America, and Prudential
                                Interfunding Corp., is
                                incorporated by reference to
                                Exhibit (4)(ii) of the
                                September 30, 1990 Form 10-Q of
                                the Registrant.

4.09(c) First amendment to the  First amendment to the
        Companies' Pledge       Companies' Pledge Agreement
        Agreement               dated September 20, 1990 of the
                                Credit and Note and Stock
                                Purchase Agreement dated
                                September 21, 1988 is
                                incorporated by reference to
                                Exhibit (4)(iii) of the
                                September 30, 1990 Form 10-Q of
                                the Registrant.

4.09(d) First amendment to the  First amendment to the Second
        Second Intercreditor    Intercreditor Agreement dated
        Agreement               September 20, 1990 of the Credit
                                and Note and Stock Purchase
                                Agreement dated September 21,
                                1988 is incorporated by
                                reference to Exhibit (4)(iv) of
                                the September 30, 1990 Form 10-Q
                                of the Registrant.

4.09(e) Intercreditor           Intercreditor Agreement dated
        Agreement               September 20, 1990 by and among
                                The Prudential Insurance Company
                                of America, First Alabama Bank,
                                PNC Bank, N.A. (formerly
                                Pittsburgh National Bank),
                                Mellon Bank, N.A., and the Royal
                                Bank of Canada is incorporated
                                by reference to Exhibit (4)(v)
                                of the September 30, 1990 Form
                                10-Q of the Registrant.

4.10    Loan Agreement          Loan Agreement dated as of
                                December 1, 1978 between Dravo
                                Equipment Company and County of
                                Harrison, Ohio.

                                The Registrant hereby agrees to
                                furnish to the Commission upon
                                request a copy of the instrument
                                listed under exhibit 4.10.  The
                                instrument does not authorize
                                the issuance of securities in
                                excess of 10 percent of total
                                assets of the Registrant and its
                                subsidiaries on a consolidated
                                basis.

4.11    Override Agreement      Override Agreement, dated
                                January 21, 1992, between Dravo
                                Corporation, The Prudential
                                Insurance Company of America,
                                First Alabama Bank, PNC Bank,
                                N.A. (formerly Pittsburgh
                                National Bank) and Continental
                                Bank, N.A. is incorporated by
                                reference to Exhibit 10.1 of the
                                February 12, 1992 Form 8-K of
                                the Registrant.

4.12 First Amendment, dated First Amendment, dated March 10, March 10, 1993, to the 1993, to the Override Agreement
        Override Agreement      dated January 21, 1992 between
                                Dravo Corporation, The
                                Prudential Insurance Company of
                                America, First Alabama Bank, PNC
                                Bank, N.A. (formerly Pittsburgh
                                National Bank) and Continental
                                Bank N.A. is incorporated by
                                reference to Exhibit 4(xi) of
                                the December 31, 1992 Form 10-K
                                of the Registrant.

4.13    Second Amendment,       Second Amendment, dated March 7,
        dated March 7, 1994,    1994, to the Override Agreement
        to the Override         dated January 21, 1992 is
        Agreement               incorporated by reference to
                                Exhibit 4(xii) of the
                                December 31, 1993 Form 10-K of
                                the Registrant.

4.14    First Amendment, dated  First Amendment, dated March 7,
        March 7, 1994, to the   1994, to the Amended and
        Amended and Restated    Restated Revolving Credit
        Revolving Credit        Agreement dated January 21, 1992
        Agreement.              is incorporated by reference to
                                Exhibit 4(xiii) of the
                                December 31, 1993 Form 10-K of
                                the Registrant.

4.15    First Amendment to      Four copies of the First
        Revolving Note          Amendment to Revolving Note (one
                                each for The Prudential
                                Insurance Company of America,
                                First Alabama Bank, PNC Bank,
                                N.A. and Continental Bank N.A.),
                                dated March 7, 1994, to the
                                Amended and Restated Revolving
                                Credit Agreement dated
                                January 21, 1992 are
                                incorporated by reference to
                                Exhibit 4(xiv) of the
                                December 31, 1993 Form 10-K of
                                the Registrant.

4.17    Amendment Agreement     Amendment Agreement dated August
                                1, 1994 encompassing the Third
                                Amendment to the Override
                                Agreement dated January 21, 1992
                                and the Second Amendment to the
                                Amended and Restated Revolving
                                Credit Agreement dated January
                                21, 1992 is incorporated by
                                reference to the August 18, 1994
                                Form 8-K of the Registrant.

4.18    Amendment Agreement     Amendment Agreement dated
                                January 3, 1995 encompassing the
                                Fourth Amendment to the Override
                                Agreement dated January 21, 1992
                                and the Third Amendment to the
                                Amended and Restated Revolving
                                Credit Agreement dated January
                                21, 1992 is incorporated by
                                reference to Exhibit 4 (xvii) of
                                the December 31, 1994 Form 10-K
                                of the Registrant.

4.19    Amendment Agreement     Amendment Agreement dated
                                December 31, 1995 encompassing
                                the Fifth Amendment to the
                                Override Agreement and the
                                Fourth Amendment to the Amended
                                and Restated Revolving Credit
                                Agreement is incorporated by
                                reference to Exhibit 4(xvii) of
                                the December 31, 1995 Form 10-K
                                of the Registrant.

4.20    Amendment Restatement   Amendment and Restatement of
                                Articles IV, V, VI and Appendix
                                A dated February 15, 1996 of the
                                Override Agreement is
                                incorporated by reference to
                                Exhibit 4(xviii) of the December
                                31, 1995 Form 10-K of the
                                Registrant.

5.2                             Internal Revenue Service
                                determination letter that the
                                Plan is qualified under Section
                                401 of the Internal Revenue Code

23.01                           Consent of KPMG Peat Marwick LLP

24.1                            Powers of Attorney

Item 9.   Undertakings

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                           SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 3rd day of July, 1996.

                              DRAVO CORPORATION


                              By: /s/ JAMES J. PUHALA
                              Vice President, General Counsel and
                              Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 3, 1996.

      Signature                 Capacity


/s/ CARL A. GILBERT     President, Chief
                        Executive Officer
                        and Director

/s/ ERNEST F. LADD III  Executive Vice President
                        Finance
                        and Administration

/s/ LARRY J. WALKER     Vice President and
                        Controller

James C. Huntington,    Director
Jr.*

William E. Kassling*    Director

William G. Roth*        Director

*/s/ JAMES J. PUHALA, Attorney-in-Fact


           The Plan. Pursuant to the requirements of the Securities Act of 1933, the Trustee of the Dravo Corporation Money Accumulation Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on July 3, 1996

                                Dravo Corporation Money Accumulation Plan

                               By: /s/ ERNEST F. LADD III
                               Chairman, Dravo Retirement Board

                         EXHIBIT INDEX

Exhibit No.

4.04    Statement with Respect  Statement with Respect to Shares
        to Shares               -- Domestic Business Corporation
                                amending Section 3(a) of the
                                Certificate of Designations,
                                Preferences and Rights of Series
                                D Cumulative Convertible
                                Exchangeable Preference Stock is
                                incorporated by reference to
                                Exhibit (4)(ii) of the June 30,
                                1990 Form 10-Q of the
                                Registrant.

4.07    Credit and Note and     Credit and Note and Stock
        Stock Purchase          Purchase Agreement dated as of
        Agreement               September 21, 1988 by and among
                                Dravo Corporation, its wholly-
                                owned subsidiaries, Dravo Lime
                                Company and Dravo Basic
                                Materials Company, Inc. and The
                                Prudential Insurance Company of
                                America and Prudential
                                Interfunding Corp. is
                                incorporated by reference to
                                Exhibit (4)(i) of the September
                                27, 1988 Form 8-K of the
                                Registrant and amendment dated
                                March 13, 1990 to said agreement
                                is incorporated by reference to
                                Exhibit (4)(v) of the
                                December 31, 1989 Form 10-K of
                                the Registrant.

4.08    Registration Agreement  Registration agreement dated as
                                of September 21, 1988 between
                                Dravo Corporation and The
                                Prudential Insurance Company of
                                America, is incorporated by
                                reference to Exhibit (4)(vi) to
                                the September 27, 1988 Form 8-K
                                of the Registrant.

4.09(a) Revolving Line of       Revolving Line of Credit
        Credit Agreement        Agreement with all attendant
                                schedules and exhibits dated as
                                of September 20, 1990, by and
                                among Dravo Corporation, Dravo
                                Lime Company, Dravo Basic
                                Materials Company, Inc., First
                                Alabama Bank, and PNC Bank, N.A.
                                (formerly Pittsburgh National
                                Bank) is incorporated by
                                reference to Exhibit (4)(i) of
                                the September 30, 1990 Form 10-Q
                                of the Registrant.

4.09(b) Amendment to Credit     Amendment to Credit and Note and
        and Note and Stock      Stock Purchase Agreement dated
        Purchase Agreement      as of September 21, 1988 by and
                                among Dravo Corporation, Dravo
                                Lime Company, Dravo Basic
                                Materials Company, Inc., The
                                Prudential Insurance Company of
                                America, and Prudential
                                Interfunding Corp., is
                                incorporated by reference to
                                Exhibit (4)(ii) of the
                                September 30, 1990 Form 10-Q of
                                the Registrant.

4.09(c) First amendment to the  First amendment to the
        Companies' Pledge       Companies' Pledge Agreement
        Agreement               dated September 20, 1990 of the
                                Credit and Note and Stock
                                Purchase Agreement dated
                                September 21, 1988 is
                                incorporated by reference to
                                Exhibit (4)(iii) of the
                                September 30, 1990 Form 10-Q of
                                the Registrant.

4.09(d) First amendment to the  First amendment to the Second
        Second Intercreditor    Intercreditor Agreement dated
        Agreement               September 20, 1990 of the Credit
                                and Note and Stock Purchase
                                Agreement dated September 21,
                                1988 is incorporated by
                                reference to Exhibit (4)(iv) of
                                the September 30, 1990 Form 10-Q
                                of the Registrant.

4.09(e) Intercreditor           Intercreditor Agreement dated
        Agreement               September 20, 1990 by and among
                                The Prudential Insurance Company
                                of America, First Alabama Bank,
                                PNC Bank, N.A. (formerly
                                Pittsburgh National Bank),
                                Mellon Bank, N.A., and the Royal
                                Bank of Canada is incorporated
                                by reference to Exhibit (4)(v)
                                of the September 30, 1990 Form
                                10-Q of the Registrant.

4.10    Loan Agreement          Loan Agreement dated as of
                                December 1, 1978 between Dravo
                                Equipment Company and County of
                                Harrison, Ohio.

                                The Registrant hereby agrees to
                                furnish to the Commission upon
                                request a copy of the instrument
                                listed under exhibit 4.10.  The
                                instrument does not authorize
                                the issuance of securities in
                                excess of 10 percent of total
                                assets of the Registrant and its
                                subsidiaries on a consolidated
                                basis.

4.11    Override Agreement      Override Agreement, dated
                                January 21, 1992, between Dravo
                                Corporation, The Prudential
                                Insurance Company of America,
                                First Alabama Bank, PNC Bank,
                                N.A. (formerly Pittsburgh
                                National Bank) and Continental
                                Bank, N.A. is incorporated by
                                reference to Exhibit 10.1 of the
                                February 12, 1992 Form 8-K of
                                the Registrant.

4.12 First Amendment, dated First Amendment, dated March 10, March 10, 1993, to the 1993, to the Override Agreement
        Override Agreement      dated January 21, 1992 between
                                Dravo Corporation, The
                                Prudential Insurance Company of
                                America, First Alabama Bank, PNC
                                Bank, N.A. (formerly Pittsburgh
                                National Bank) and Continental
                                Bank N.A. is incorporated by
                                reference to Exhibit 4(xi) of
                                the December 31, 1992 Form 10-K
                                of the Registrant.

4.13    Second Amendment,       Second Amendment, dated
        dated March 7, 1994,    March 7, 1994, to the Override
        to the Override         Agreement dated January 21, 1992
        Agreement               is incorporated by reference to
                                Exhibit 4(xii) of the
                                December 31, 1993 Form 10-K of
                                the Registrant.

4.14    First Amendment, dated  First Amendment, dated March 7,
        March 7, 1994, to the   1994, to the Amended and
        Amended and Restated    Restated Revolving Credit
        Revolving Credit        Agreement dated January 21, 1992
        Agreement.              is incorporated by reference to
                                Exhibit 4(xiii) of the
                                December 31, 1993 Form 10-K of
                                the Registrant.

4.15    First Amendment to      Four copies of the First
        Revolving Note          Amendment to Revolving Note,
                                (one each for The Prudential
                                Insurance Company of America,
                                First Alabama Bank, PNC Bank,
                                N.A. and Continental Bank N.A.),
                                dated March 7, 1994, to the
                                Amended and Restated Revolving
                                Credit Agreement dated
                                January 21, 1992 are
                                incorporated by reference to
                                Exhibit 4(xiv) of the
                                December 31, 1993 Form 10-K of
                                the Registrant.

4.17    Amendment Agreement     Amendment Agreement dated August
                                1, 1994 encompassing the Third
                                Amendment to the Override
                                Agreement dated January 21, 1992
                                and the Second Amendment to the
                                Amended and Restated Revolving
                                Credit Agreement dated January
                                21, 1992 is incorporated by
                                reference to the August 18, 1994
                                Form 8-K of the Registrant.

4.18    Amendment Agreement     Amendment Agreement dated
                                January 3, 1995 encompassing the
                                Fourth Amendment to the Override
                                Agreement dated January 21, 1992
                                and the Third Amendment to the
                                Amended and Restated Revolving
                                Credit Agreement dated January
                                21, 1992 is incorporated by
                                reference to Exhibit 4 (xvii) of
                                the December 31, 1994 Form 10-K
                                of the Registrant.

4.19    Amendment Agreement     Amendment Agreement dated
                                December 31, 1995 encompassing
                                the Fifth Amendment to the
                                Override Agreement and the
                                Fourth Amendment to the Amended
                                and Restated Revolving Credit
                                Agreement is incorporated by
                                reference to Exhibit 4(xvii) of
                                the December 31, 1995 Form 10-K
                                of the Registrant.

4.20    Amendment Restatement   Amendment and Restatement of
                                Articles IV, V, VI and Appendix
                                A dated February 15, 1996 of the
                                Override Agreement is
                                incorporated by reference to
                                Exhibit 4(xviii) of the December
                                31, 1995 Form 10-K of the
                                Registrant.

5.2     Internal Revenue        Filed herewith.
        Service Determination
        Letter

23.01   Consent of Independent  Filed herewith.
        Certified Public
        Accountants

24.1    Power of Attorney       Filed herewith.
        (included on signature
        page)